Exhibit 99.1

WM MORTGAGE REINSURANCE COMPANY INC.

BALANCE SHEET

AS OF MARCH 31, 2012

(UNAUDITED)

	MODIFIED GAAP BALANCE SHEET	GAAP ADJUSTMENT	GAAP BALANCE SHEET
ASSETS
CASH & CASH EQUIVALENTS	$6,787,137.82	$—	$6,787,137.82
INVESTMENTS	$6,049,694.28	$—	$6,049,694.28
INVESTMENTS HELD IN TRUST	$327,163,236.67	$—	$327,163,236.67
ACCRUED INTEREST	$2,384,402.03	$—	$2,384,402.03
REINSURANCE PREMIUMS RECEIVABLE	$2,389,992.81	$—	$2,389,992.81
OTHER RECEIVABLES	$—	$—	$—
DEFERRED FEDERAL INCOME TAX	$—	$—	$—
VALUATION ALLOWANCE FOR DEFERRED TAX	$(13,033,096.00)	$—	$(13,033,096.00)
DEFERRED TAX ASSETS	$13,033,096.00	$—	$13,033,096.00

TOTAL ASSETS	$344,774,463.61	$—	$344,774,463.61

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES:
ACCRUED EXPENSES	$61,700.38	$—	$61,700.38
ACCRUED INVESTMENT EXPENSES	$21,918.48	$—	$21,918.48
ACCRUED ADMINISTRATIVE FEES	$42,580.65		$42,580.65
ACCRUED CEDING FEES	$286,143.90	$—	$286,143.90
PREMIUM TAX PAYABLE	$—	$—	$—
FEDERAL INCOME TAX PAYABLE (RECEIVABLE)	$—	$—	$—
ALLOWANCE FOR DOUBTFUL ACCOUNTS	$—	$—	$—
CONTINGENT LIABILITY	$4,000,000.00	$—	$4,000,000.00
INTEREST PAYABLE	$—	$—	$—
UNEARNED PREMIUMS	$401,086.70	$—	$401,086.70
LOSSES PAYABLE	$5,079,666.14	$—	$5,079,666.14
LOSS RESERVES	$122,566,100.52	$—	$122,566,100.52
IBNR	$6,220,708.14	$—	$6,220,708.14
CONTINGENCY RESERVES	$47,972,874.20	$(47,972,874.20)	$—

TOTAL LIABILITIES	$186,652,779.11	$(47,972,874.20)	$138,679,904.91

STOCKHOLDER’S EQUITY:
CAPITAL STOCK	$1,000.00	$—	$1,000.00
PAID — IN CAPITAL	$16,659,348.80	$—	$16,659,348.80
ADDITIONAL PAID — IN CAPITAL	$53,219,568.39	$—	$53,219,568.39
UNREALIZED GAIN/LOSS ON INVESTMENTS	$—	$—	$—
CONTINGENCY RESERVES	$(47,972,874.20)	$47,972,874.20	$—
DIVIDENDS PAID	$(250,000.00)		$(250,000.00)
RETAINED EARNINGS (ACCUMULATED DEFICIT)	$130,885,963.67	$—	$130,885,963.67
NET INCOME (LOSS) — YEAR TO DATE	$5,578,677.84	$—	$5,578,677.84

TOTAL STOCKHOLDER’S EQUITY	$158,121,684.50	$47,972,874.20	$206,094,558.70

TOTAL LIABILITIES & STOCKHOLDER’S EQUITY	$344,774,463.61	$—	$344,774,463.61

WM MORTGAGE REINSURANCE COMPANY INC.

UNAUDITED FINANCIAL STATEMENTS

COMBINING PROFIT & LOSS STATEMENT

FOR THE PERIOD ENDED MARCH 31, 2012

	MONTH TO DATE	YEAR TO DATE
UNDERWRITING INCOME:
ASSUMED PREMIUMS WRITTEN	$2,330,582.46	$7,141,294.60
CHANGE IN UNEARNED PREMIUMS	$18,476.50	$54,850.01

NET PREMIUMS EARNED	$2,349,058.96	$7,196,144.61

UNDERWRITING EXPENSES:
LOSSES PAID	$5,120,233.15	$14,850,746.12
PROVISION FOR LOSS RESERVES	$(2,406,710.41)	$(9,906,252.13)
PROVISION FOR IBNR	$192,321.07	$(326,221.34)
CEDING COMMISSION	$286,143.90	$885,169.55
PREMIUM TAX EXPENSE	$—	$—

TOTAL UNDERWRITING EXPENSES	$3,191,987.71	$5,503,442.20

UNDERWRITING INCOME (LOSS)	$(842,928.75)	$1,692,702.41

GENERAL & ADMINISTRATIVE EXPENSES:
MANAGEMENT FEES	$19,774.86	$46,340.30
ACTUARY CONSULTING FEES	$22,500.00	$67,500.00
AUDIT FEES	$—	$—
LEGAL FEES	$3,946.94	$16,744.27
ADMINISTRATIVE FEES	$42,580.65	$42,580.65
LICENSE AND FEES	$—	$300.00
TRAVEL AND ENTERTAINMENT	$—	$—
BANK SERVICE FEES	$—	$—
MISCELLANEOUS EXPENSES	$—	$—

TOTAL GENERAL & ADMINISTRATIVE EXPENSES	$88,802.45	$173,465.22

INTEREST EXPENSE	$—	$—
IINTEREST INCOME	$1,080.70	$3,902.35
AMORTIZATION — COMMERCIAL PAPER	$—	$—
INVESTMENT INCOME — MUNICIPAL BONDS	$—	$—
INVESTMENT INCOME — CORPORATE BONDS	$496,796.66	$1,466,495.61
INVESTMENT INCOME — MBS BONDS	$72,713.22	$222,838.59
INVESTMENT INCOME — US AGENCY	$290,490.61	$889,053.39
INVESTMENT INCOME — US TREASURY	$79.41	$233.10
INVESTMENT INCOME — FOREIGN ISSUE	$93,540.68	$295,334.15
BOND AMORTIZATION — MUNICIPAL BONDS	$—	$—
BOND AMORTIZATION — CORPORATE BONDS	$(136,702.49)	$(387,923.62)
BOND AMORTIZATION — MBS BONDS	$(537.49)	$(1,160.72)
BOND AMORTIZATION — US AGENCY	$(46,604.12)	$(127,486.18)
BOND AMORTIZATION — US TREASURY	$(11.65)	$(34.65)
BOND AMORTIZATION — FOREIGN ISSUE	$(37,847.13)	$(93,265.88)
INVESTMENT EXPENSE	$(21,918.48)	$(21,918.48)
GAIN/LOSS ON SALE OF INVESTMENT	$(13,292.76)	$168,503.61
FAS 159 GAIN ON TRADING SECURITIES	$(735,991.47)	$1,644,869.38

NET INVESTMENT INCOME	$(38,204.31)	$4,059,440.65

LEGAL SETTLEMENT	$—	$—
INCOME (LOSS) BEFORE TAX PROVISION	$(969,935.51)	$5,578,677.84
CURRENT FEDERAL INCOME TAX (BENEFIT) EXPENSE	$—	$—
PROVISION FOR DOUBTFUL INCOME TAX RECEIVABLE	$—	$—
DEFERRED FEDERAL INCOME TAX (BENEFIT) EXPENSE	$(340,356.00)	$1,952,481.00
CHANGE IN VALUATION ALLOWANCE	$340,356.00	$(1,952,481.00)

FEDERAL INCOME TAX EXPENSE	$—	$—
NET INCOME (LOSS)	$(969,935.51)	$5,578,677.84